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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 10, 1999


                           CANARGO ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     0-9147                   91-0881481
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(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



1580, 727 - 7th Avenue SW, Calgary, Alberta                             T2P 0Z5
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  (Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code 403-777-1185



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

          The Registrant issued a press release on June 10, 1999 announcing that its Registration Statement relating to a public offering of a minimum 11,500,000 shares and a maximum 21,264,643 shares of Common Stock of the Registrant had been declared effective by the U.S. Securities and Exchange Commission. That press release is an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               99(1) Press Release dated June 10, 1999 announcing a public offering



                                   SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CANARGO ENERGY CORPORATION


Date: June 16, 1999                                 By:  /s/ Susan E. Palmer
                                                         ---------------------
                                                         Susan E. Palmer
                                                         Corporate Secretary


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                                  EXHIBIT INDEX

                                                                     FILED WITH
                                                                    EXHIBIT THIS
NUMBER                              EXHIBIT                            REPORT
------                              -------                         ------------
99(1)  Press Release dated June 10, 1999 announcing a
       public offering.                                                   X